UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 21, 2007


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On February 26, 2007, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended February 3, 2007, its financial position as of February 3, 2007, and its cash flows for the year ended February 3, 2007. A copy of this earnings release is attached as
Exhibit 99.1.

ITEM 5.02 Entry into a Material Definitive Agreement

(e)	Named Executive Officer Compensation

On February 21, 2007 the Compensation Committee (the "Committee") of the Board of Directors of Nordstrom, Inc. (the "Company") approved the following executive compensation actions relative to the Company's Named Executive Officers as set forth in the Company's proxy statement dated April 13, 2006 (the "NEOs"):

      <c> 		      2006                       2007
Named Executive	             Bonus	              Base Salary
Officer                       (1)	                 (2)
-----------------------------------------------------------------------------
Blake W. Nordstrom
President                  $1,645,490                  $700,000

Peter E. Nordstrom
EVP and President
Merchandising              $1,460,843                  $650,000

Erik B. Nordstrom
EVP and President
Stores                     $1,460,843                  $650,000

Michael G. Koppel
EVP and Chief
Financial Officer            $564,439                  $480,000

James O'Neal
EVP and President
Nordstrom Product Group      $494,526                  $395,000


(1) The 2006 cash bonuses were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder approved Nordstrom, Inc. Executive Management Group Bonus Plan.

(2) Represents Named Executive Officers' base salaries effective April 1, 2007 set by the Committee on February 21, 2007.

On February 21, 2007, the Committee also approved stock option grants to the Company's five NEOs, effective March 1, 2007. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan (the "Plan"). Stock option grants have a term of ten years with an exercise price equivalent to the fair market value of the Company's stock on March 1, 2007. Vesting occurs at the rate of 25% annually beginning one year from the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including risk-free interest rate, volatility, dividend yield, and expected life. The formula for determining the number of options granted is:

            No. of Options = (base pay * LTI %) / option fair value

The 2007 Stock Option Award Agreement and Form of Notice is attached hereto as Exhibit 10.1.

On February 21, 2007, the Committee also approved Performance Share Units ("PSUs") awards to the Company's five NEOs. PSUs are awarded pursuant to the terms of the Nordstrom, Inc. 2004 Equity Incentive Plan. PSUs entitle the participant to settle in shares of Company Common Stock or cash in lieu thereof upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or combination of certain performance criteria enumerated in the Plan. 2007-2010 PSUs are earned over a three-year period. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company's total shareholder return compared to the total shareholder return of companies in a pre-defined group of retail peers. Additionally, PSUs will only be earned if the Company's total shareholder return for the period is positive. The number of units to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the value of a performance share unit (discounted to reflect the risk of forfeiture). The formula for determining the number of units granted is:

             No. of Units = (base pay * LTI %) / discounted stock price

The 2007 Performance Share Unit Award Agreement and Form of Notice is attached hereto as Exhibit 10.2.

Also on February 21, 2007, the Committee approved bonus goals, performance levels and award levels that may be earned during the fiscal year ending February 2, 2008 ("Fiscal Year 2007") under the Company's shareholder approved Executive Management Group Bonus Plan (the "Plan").

Under the Plan, bonus awards are paid only when performance goals are achieved. The bonus target and maximum payments are expressed as a percentage of base salary and the bonus goals vary by position depending on each participant's area of responsibility and influence.

Fiscal Year 2007 bonus arrangements for the Company's NEOs were approved by the Compensation Committee as follows:


Name and             Bonus Target   Bonus Maximum                               Bonus
Principal             as a % of      as a % of          Bonus                 Measure
Position            Base Salary     Base Salary        Measures             Weighting
--------------------------------------------------------------------------------------

Blake W. Nordstrom    100%           250.0%      -Earnings before taxes/
President                                         Return on invested capital    100.0%


Peter E. Nordstrom    100%           250.0%      -Earnings before taxes/
EVP and President                                 Return on invested capital    100.0%
Merchandising


Erik B. Nordstrom     100%           250.0%      -Earnings before taxes/
EVP and President                                 Return on invested capital    100.0%
Stores


Michael G. Koppel      60%           150.0%      -Earnings before taxes/
EVP and Chief                                     Return on invested capital     75.0%
Financial Officer                                -Leadership development         12.5%
                                                 -Cost/asset productivity        12.5%


James R. O'Neal        60%           150.0%      -Earnings before taxes          75.0%
EVP and President                                -Nordstrom Product Group
Nordstrom Product Group                           sales (Full-line stores
                                                  only)                          12.5%
                                                 -Nordstrom Product Group
                                                  design development and
                                                  lead times                     12.5%



ITEM 7.01  Regulation FD Disclosure

On February 26, 2007, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended February 3, 2007, its financial position as of February 3, 2007, and its cash flows for the year ended February 3, 2007. A copy of this earnings release is attached as
Exhibit 99.1.


ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1  2007 Stock Option Award Agreement and Form of Notice

10.2  2007 Performance Share Unit Award Agreement and Form of Notice

99.1	Nordstrom earnings release dated February 26, 2007, relating to the Company's results of operations for the quarter and year ended February 3, 2007, its financial position as of February 3, 2007, and its cash flows for the year ended February 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
                                                -----------------------
                                                David L. Mackie
                                                Corporate Secretary

Dated: February 26, 2007

EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION


10.1      2007 Stock Option Notice Award Agreement and Form of Notice

10.2      2007 Performance Share Unit Award Agreement and Form of Notice

99.1 Nordstrom earnings release dated February 26, 2007 relating to the Company's results of operations for the quarter and year ended
February 3, 2007, its financial position as of February 3, 2007, and its cash flows for the year ended February 3, 2007.